SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

29.SUBSEQUENT EVENTS

The Group evaluated events subsequent to the balance sheet date of December 31, 2025 through the date of issuance of the consolidated financial statements.

On March 26, 2026, following the Board’s approval, the Group has retired all treasury stock in total of 144,498,392 shares.

On April 2, 2026, the Group announced a cash dividend to holders of US$0.325 per ordinary share, or US$2.6 per ADS, to holders of ordinary shares and holders of ADSs of record as of the close of business on April 16, 2026, payable in U.S. dollars. The aggregate amount of the Dividend will be approximately US$365 million.